T. Rowe Price Small-Cap Stock Fund–Advisor Class

Supplement to Summary Prospectus Dated May 1, 2013

Effective December 31, 2013, the T. Rowe Price Small-Cap Stock Fund–Advisor Class will be closed to new investors. Accordingly, the summary prospectus is updated as follows.

Under “Purchase and Sale of Fund Shares,” the following is added:

Subject to certain exceptions, the fund will be closed to new investors and new accounts after the close of the New York Stock Exchange on December 31, 2013. Investors who already hold shares of the fund after December 31, 2013, may continue to purchase additional shares.

The date of this supplement is November 7, 2013.

E265-041-S 11/7/13